UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 7, 2004

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-6686                     13-1024020
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(State or Other Jurisdiction      (Commission File            (IRS Employer
      of Incorporation)               Number)              Identification No.)


1271 Avenue of the Americas, New York, New York                     10020
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 (Address of Principal Executive Offices)                         (Zip Code)


         Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Regulation FD Disclosure.

         On May 7, 2004, The Interpublic Group of Companies, Inc. (the "Company") issued a press release announcing its first quarter earnings, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to this exhibit. This press release is also being furnished pursuant to Item 12.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

         Exhibit 99.1: Press Release of the Company, dated May 7, 2004.

Item 12.  Results of Operations and Financial Condition.

         On May 7, 2004, the Company issued a press release announcing its first quarter earnings, a copy of which is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: May 7, 2004                     By:       /s/ Nicholas J. Camera
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                                               Nicholas J. Camera
                                               Senior Vice President, General
                                               Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release of the Company, dated May 7, 2004.